SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]


Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section  240.14a-11(c) or
      Section  240.14a-12


                    ACCEL INTERNATIONAL CORPORATION
               (Name of Registrant as Specified in Its Charter)

                         Nicholas Z. Alexander
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1) Title of each class of securities to which transaction applies:

            2)    Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                        ACCEL International Corporation
                        475 Metro Place North, Suite 100
                               Dublin, Ohio 43017
                                  614-764-7000


                                                                  April 18, 1997

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 A.M., local time, on Tuesday, May 20, 1997, at the Adam's Mark Columbus Hotel, 50 N. Third Street, Columbus, Ohio. Formal notice of the Annual Meeting and the Proxy Statement are attached. I hope that you will be able to attend and participate in the meeting, at which time we will have the opportunity to review the business and operations of the Company. The matters to be acted upon by our stockholders are set forth in the attached Notice of Annual Meeting. It is important that your shares be represented and voted at the meeting, whether or not you are personally able to attend. Accordingly, after reading the attached Proxy Statement, would you kindly sign, date and return the enclosed proxy card.

                                        Sincerely yours,

                                        /s/  Thomas H. Friedberg
                                        Chairman of the Board,
                                        President, & Chief Executive Officer

                        ACCEL International Corporation
                        475 Metro Place North, Suite 100
                               Dublin, Ohio 43017


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 20, 1997

TO THE STOCKHOLDERS OF ACCEL International Corporation:

The Annual Meeting of Stockholders of ACCEL International Corporation (the "Company"), a Delaware corporation, will be held at the Adam's Mark Columbus Hotel, 50 N. Third Street, Columbus, Ohio, on May 20 1997, at 10:00 A.M., to consider and vote on the following matters described in the attached Proxy
Statement:

     1.   The election of nine directors to serve for a one-year term.
     2. The transaction of such other business as may properly come before the meeting, or any adjournments thereof.

April 4, 1997 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices from May 5, 1997 until the day before the Annual Meeting.

                                             By Order of the Board of Directors
                                             Nicholas Z. Alexander, Secretary
Dublin, Ohio

April 18, 1997

IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ADDRESSED ENVELOPE WHICH IS INTENDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A. THE PROXY IS REVOCABLE AT ANY TIME AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                        ACCEL International Corporation
                        475 Metro Place North, Suite 100
                               Dublin, Ohio 43017

                                PROXY STATEMENT

                         Annual Meeting of Stockholders
                            To Be Held May 20, 1997

               Furnished By The Board of Directors of The Company

                                                                  April 18, 1997

The Board of Directors of ACCEL International Corporation (the "Company"), a Delaware corporation, is soliciting proxies, the form of which is enclosed, for the Annual Meeting of Stockholders to be held on May 20, 1997. The cost of such solicitation will be borne by the Company. Officers, directors and regular employees of the Company may communicate with stockholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies, but the Company will pay no additional compensation for such solicitation. The Company and any authorized agent of the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons and will reimburse the reasonable out-of-pocket expenses in forwarding such material. This Proxy Statement is being mailed on or about April 21, 1997.

Any stockholder giving a proxy has the power to revoke it at any time before it is voted by a later appointment received by the Secretary of the Company or by giving notice of such revocation to the Secretary of the Company in writing or in open meeting. All duly executed proxies received prior to the meeting and not revoked will be voted at the meeting. The enclosed proxy contains space in which the stockholder may insert instructions as to the way the stockholder wishes his shares to be voted. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted "For" the election as directors of the nominees listed below under "Election of Directors".

April 4, 1997 has been fixed as the record date for the determination of stockholders entitled to such notice of and to vote at the Annual Meeting or any adjournments thereof. On that date the total number of outstanding shares of the Company entitled to vote at the meeting was 8,603,742 shares of Common Stock, $.10 par value, (the "Common Stock"). The holder of each share of such stock is entitled to one vote. Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of or against the election of any nominee for director or any other proposals to be presented at the meeting. Any stockholder who abstains from voting on any such other proposal will in effect be voting against it.

                            1. ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors has been fixed at nine by action of the Board of Directors. Directors are elected annually to serve until the next Annual Meeting of Stockholders, and until their successors are elected and qualified. The election of directors is decided by a plurality of the votes cast by the shares entitled to vote in the election. In the absence of instructions to the contrary, it is the intention of the persons named in the proxy to vote the proxies for the election as directors of the persons nominated below. Although the Board of Directors has no reason to believe that any of the nominees set forth below will not serve, in the event that vacancies occur, the proxies will be voted for the election of such nominees, if any, as shall be designated by the Board of Directors or a duly authorized committee thereof.

                                   NOMINEES
                               TERM EXPIRES 1998

                                                                                         Number of shares of
                                                                                         Common Stock owned
                                                                                         beneficially, directly
                                                                                         or indirectly, on
Name, Position with             Principal Occupation                                     January 31, 1997
the Company and Age             for past five years/                         Director    (except as otherwise     Percent
(as of January 31, 1997)        other Directorships                           Since       noted)<F1>           of Class
--------------------------------------------------------------------------------------------------------------------------
Robert Betagole                 President of Mike Albert                      1970          115,491<F5>           1.3%
   Director, 68                 Leasing, Inc., Cincinnati, OH.

David T. Chase <F2>          President and Chief Executive
   Director, 67                 Officer of D.T. Chase                         1985          5,500<F6>             *
                                Enterprises, Inc., Hartford, CT.

Douglas J. Coats                Executive Vice President of the               1995          55,190                *
   Director, 64                 Company since May 23, 1995.
                                Prior thereto he was Executive
                                Vice President of Ranger Insurance
                                Company, Houston, TX since August,
                                1987.

Raymond H. Deck                 President of Chase Insurance                  1990          241,287               2.8%
   Director, 74                 Enterprises, Inc., Hartford, CT.
   <F2> <F3> <F4>               Also, is a director of SCOR U.S.
                                and Scor Re, New York, NY.

Richard Desich                  Presidentof Mid-Ohio Securities               N/A           34,350                *
   Director, 57                 Corp., Elyria, Ohio


                                       2

                                   NOMINEES
                               TERM EXPIRES 1998
                                                                                         Number of shares of
                                                                                         Common Stock owned
                                                                                         beneficially, directly
                                                                                         or indirectly, on
Name, Position with             Principal Occupation                                     January 31, 1997
the Company and Age             for past five years/                         Director    (except as otherwise     Percent
(as of January 31, 1997)        other Directorships                           Since       noted)<F1>              of Class
--------------------------------------------------------------------------------------------------------------------------
Thomas H. Friedberg <F2>        Chairman of the Board and Chief               1995          265,158               3.1%
  President, 58                 Executive Officer of the Company
   Chief Executive              since May 23, 1995.  Appointed
   Officer and Director         President as of October 15, 1995.
                                Prior thereto he was Chairman of the
                                Board, President and Chief Executive
                                Officer of Ranger Insurance Company,
                                Houston, TX, since January, 1987.
                                Previously served as a Director of the
                                Company from 1990 to March 1995.

Kermit G. Hicks                 President of Hicks Chevrolet,                 1981          63,314<F7>            *
   Director, 61                 Inc., Greencastle, PA. Also,
   <F2> <F3> <F4>               Chairman of the Board of Tower
                                Bancorp Inc., and its wholly owned
                                subsidiary First National Bank of
                                Greencastle.

Stephen M. Qua                  President of Qua Buick/                       1970          38,358                *
   Director, 64                 Suzuki, Inc. Cleveland, OH.
   <F2> <F3> <F4>

John P. Redding                 Senior Vice President and Chief               N/A           -                     -
   Director, 38                 Financial Officer, D.T. Chase
                                Enterprises, Inc., Hartford, CT


All Directors and Officers as a group (15 persons)                                          880,091<F8>           10.2%


                                       3

------------------------

<F1>  On January 31, 1997, there were 8,603,742 shares of the Company's Common
      Stock issued and outstanding. Except as noted, includes shares owned by spouse, minor children or certain other family members, or held as custodian or trustee for the benefit of spouse or children, or owned by corporations of which such person is an officer or principal stockholder, over which shares such directors have sole or shared voting or investment power. With respect to each non-employee Director, includes an aggregate of 27,500 shares which are subject to immediately exercisable options.

<F2>  Member of Executive Committee (Mr. Friedberg, Chairman).

<F3>  Member of Audit Committee (Mr. Qua, Chairman).

<F4>  Member of Compensation Committee (Mr. Deck, Chairman).

<F5>  Includes 20,092  shares as to which  Mr. Betagole disclaims  beneficial ownership.

<F6>  David T. Chase disclaims beneficial  ownership,  for purposes of Section
      13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the 2,000,000 shares of Common Stock or 23.2% of the shares outstanding, owned by his wife Rhoda L. Chase; the 1,167,824 shares of Common Stock or 13.6% of the shares outstanding, owned by his son Arnold
      L. Chase, and the 1,167,824 shares of Common Stock or 13.6% of the shares outstanding owned by The Darland Trust for which Rothschild Trust Cayman Limited serves as trustee and in which Cheryl Chase, the daughter of David T. Chase, is a beneficiary. In filings on Schedule 13D with respect to the Company's Common Stock, Rhoda L. Chase, Arnold L. Chase and The Darland Trust have each stated that such person has not agreed to act together with any other person or entity for the purpose of acquiring, holding, voting or disposing of shares of Common Stock, and disclaims membership in any "group" with respect to the Common Stock for purposes of Section 13(d)(3) of the Exchange Act or Rule 13d-5(b)(1) adopted thereunder. If such a group were deemed to exist, the group would be deemed to beneficially own all shares of Common Stock beneficially owned by each such person.

<F7>  Includes  9,696 shares as to which Mr. Hicks claims beneficial ownership on an indirect basis.

<F8>  This  amount includes  107,500 shares  which are subject  to immediately exercisable options and 27,010 shares owned by officers in their Acceleration Retirement Savings and Stock Ownership Plan accounts as of December 31, 1996.

*     Less than 1% of outstanding Common Stock.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required of them, the Company believes that during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

                             THE BOARD OF DIRECTOR

                       COMMITTEES, MEETINGS AND FUNCTIONS

The Board of Directors of the Company met four (4) times during 1996. No director attended fewer than 75% of the total number of meetings of directors and of any committees on which he served. The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

The Executive Committee, which exercises the powers of the Board of Directors between regular meetings of the Board, did not meet during 1996. The membership of the Executive Committee consists of Messrs. Friedberg, Chase, Deck, Hicks and Qua. The Audit Committee met one (1) time during 1996 to review the results of the audit of the Company's 1995 financial statements by the independent auditors, review the scope of the 1996 audit, consider relevant matters pertaining to internal controls and accounting procedures, perform other customary functions of Audit Committees, and to make a recommendation to the Board of Directors on the engagement of independent auditors for fiscal year 1996. The membership of the Audit Committee consists of Messrs. Qua, Deck and Hicks.

The Compensation Committee met four (4) times during 1996 for the purpose of reviewing employee compensation and benefit arrangements. The membership of the Compensation Committee consists of Messrs. Deck, Hicks and Qua. The Report of the Compensation Committee is contained below.

Compensation of Directors
-------------------------
During 1996, non-employee directors of the Company continued to abide by the one-third reduction in compensation levels initiated in 1993, and accordingly received an annual retainer of $5,000 plus a fee of $500 per meeting for attending any regular or special meetings of the Board of Directors. The members of each committee of the Board of Directors, other than officers of the Company, received a fee of $500 for each meeting attended. Chairmen of committees received a fee of $750 for each meeting attended.

The First Restatement of the ACCEL International Corporation 1987 Stock Incentive Plan (the "Restated Plan") provides for options to be granted every year to non-employee directors of the Company for a predetermined number of shares of Common Stock. In 1991, the year the Restated Plan was adopted, the non-employee directors were granted options for 2,000 shares each. In subsequent years, options for 1,000 shares each were granted and will continue to automatically be granted according to the Restated Plan (subject to adjustment for stock dividends, stock splits and other similar events). Newly appointed or elected non-employee directors are granted options for 2,000 shares in the year they are appointed or elected, and thereafter will receive the automatic grants. The exercise price is equal to the fair market value of a share of stock on the date the option is granted. Options become exercisable as to 50% of the shares subject to the option on completion of each full year prior to termination of the director's status as director after the date the option was granted. The options lapse on the earliest of the date 10 years after the option was granted, or the date 180 days after the termination of the director's status as director. The options shall fully vest and become completely exercisable upon the death or voluntary retirement of a director. The provisions of the 1996 Stock Incentive Plan (the "1996 Plan") adopted in 1996, are substantially identical to the Restated Plan pertaining to non-employee directors.

Compensation Committee
----------------------
Executive Compensation including the grant of stock options is determined by the Compensation Committee of the Board of Directors. The formal report of the Compensation Committee with respect to 1996 compensation is as follows:


                      REPORT OF THE COMPENSATION COMMITTEE

The Company's compensation package for its executive officers consists of base salary, participation in a profit sharing plan for senior officers, and periodic stock option grants or awards. The base salary for Mr. Friedberg, the Chairman of the Board, President and Chief Executive Officer, is fixed by the Committee and may be adjusted as determined periodically by the Committee after a performance review is conducted. As of June 1, 1996, the Committee formulated a compensation arrangement for Mr. Friedberg to include base salary and authorize a stock option to be granted. A similar compensation arrangement was approved for Mr. Coats on the recommendation of Mr. Friedberg. Base salary levels for all other executive officers are determined by Mr. Friedberg and recommended to the Committee. The amount of profit sharing compensation and stock option grants or awards, if any, are also determined by this Committee.

Based on Mr. Friedberg's more than thirty years experience and performance record as an executive at other companies in the insurance industry, his role in negotiating and restructuring the finances of the Company at year-end 1995, and his efforts in new product line development, the Committee established a total aggregate annual compensation level for Mr. Friedberg of $350,000, subject to an annual review, with an allocation of the $350,000 between cash compensation and stock options to be determined each May by the Committee. The stock options granted for this purpose are valued by calculating the difference between the book value and market value per share as of the date of grant. The annual review takes into account Company performance, comparative industry data and various subjective considerations of individual performance as well as corporate goals. For 1996, the monthly cash compensation was set at $20,000 beginning on June 1st, and stock options were awarded based on the approximate difference between book and market value of one dollar ($1.00) per share.

The Committee believes that a significant or meaningful portion of total cash compensation should be related to profitability and the achievement of fixed objectives. Consequently, the profit sharing potential for the Company's executive officers is conditioned on overall corporate performance (profitability), and achieving individual and departmental objectives tied to a percentage of total base salary.

Generally speaking, base salary levels are set and adjusted at levels which are part of the Company's budgetary process, yet are believed by the Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

In previous years, profit sharing plans had been adopted for all employees of the Company and for senior officers. The overall objectives for establishing the Company's incentive compensation programs were to enhance total compensation without adding fixed expense, modify the corporate reward systems and give managers the discretion to reward contributors, better focus management's attention on the achievement of objectives and drive accountability to all levels of the Company, and foster teamwork.

For 1996, no profit sharing goal was set for employees and senior officers. Accordingly, no profit sharing compensation was paid to any employees or senior officers in 1996. In addition to approving an ACCEL Bonus Plan, the Compensation Committee determines annual stock option grants or awards to executive officers and other eligible employees. Stock options are intended to encourage key employees to remain employed by the Company by providing them with a long-term interest in the Company's overall performance as reflected by the performance of the market of the Company's Common Stock.

Option Repricing Report
-----------------------
In August, 1996, all employees who held outstanding options under the Company's stock option plans, including the three executive officers whose status predated May, 1995, were given the opportunity to reprice outstanding stock options granted during the period from September 17, 1986 to October 3, 1995 to the then current market price of $2.50 per share. Employees who accepted the repricing opportunity surrendered for cancellation the previously granted options and received new options granted under the terms of the 1996 Plan. Vesting under the 1996 Plan commences on the first anniversary of the date of grant and vests at a rate of 25% per year.

The Company took this action to retain key employees whose experience is valuable to the Company, to maintain employee morale, and provide the incentive for increasing stockholder value. The following table sets forth information regarding such repricing options held by the executive officers of the Company:

                        REPRICING OF OUTSTANDING OPTIONS

                                     Market
                        Number of   Price of   Exercise
                       Securities  Stock at   Price at               Length of
                       Underlying    Time of    Time of          Original Option
                          Options  Repricing  Repricing     New   Term Remaining
                      Repriced or      or         or     Exercise    At Date of
                          Amended  Amendment  Amendment    Price    Repricing or
Name               Date      (#)       ($)       ($)       ($)       Amendment
--------------------------------------------------------------------------------

Nicholas Z.       8/28/96   1,824    $2.50     $9.00     $2.50      .5 month
    Alexander               3,473             $6.263                19 months
Senior Vice                 3,308            $6.2358                31 months
President,                  3,150             $7.381                43 months
General Counsel             3,000             $11.75                55 months
and Secretary               5,000              $8.25                67 months
                           10,500            $3.8125                79 months
                           10,000              $4.50                93 months
                           ------
                           40,255

Larry L. Main     8/28/96   1,824    $2.50     $9.00     $2.50      .5 month
Senior Vice                 3,473             $7.451                13 months
President                   3,473             $6.263                19 months
                            3,308            $6.2358                31 months
                            3,150             $7.381                43 months
                            3,000             $11.75                55 months
                            5,000              $8.25                67 months
                           10,500            $3.8125                79 months
                           10,000              $4.50                93 months
                           ------
                           43,728

Kurt L. Mueller   8/28/96   1,216    $2.50     $9.00     $2.50      .5 month
Vice President,             1,737             $6.263                19 months
Treasurer and               1,654            $6.2358                31 months
Controller                  1,575             $7.381                43 months
                            3,000             $11.75                55 months
                            4,000              $8.25                67 months
                            7,500            $3.8125                79 months
                            7,500              $4.50                93 months
                           ------
                           28,182


 Raymond H. Deck, Chairman   Kermit G. Hicks, Member   Stephen M. Qua, Member

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
Mr. Qua is associated with two automobile dealerships which are master policyholders of the Company and receive commissions from the Company in connection with credit insurance sold by such dealerships. During the fiscal year ended December 31, 1996, such dealerships received commissions in the amount of $39,456.

                             EXECUTIVE COMPENSATION
Summary
-------
The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the Company's current Chief Executive Officer, Executive Vice President, and each of the Company's other most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 1996, exceeded $100,000 (the "named executives") during each of the last three fiscal years:

                           SUMMARY COMPENSATION TABLE
                                                          Annual Compensation            Long Term Compensation
      Year            Name, Age, and Principal            Salary ($)       Bonus ($)     Securities          All Other
                      Position                                                           Underlying          Compensation
                                                                                         Options/SARs (#)    ($)<F1>
      1996            Thomas H. Friedberg, 58  <F2>       140,000          --            110,000             2,183
      1995            Chairman of the Board,              --               --            100,000             --
      1994            President and Chief Executive       --               --            --                  --
                      Officer

      1996            Douglas J. Coats, 64     <F2>       71,250           --            55,000              2,611
      1995            Executive Vice President. President --               --            50,000              --
      1994            President and Chief Executive       --               --            --                  --
                      Officer

      1996            Larry L. Main, 48                   120,000          --            10,000              8,968
      1995            Senior Vice President               112,000          --            10,000              2,639
      1994            Auto After Market Product Group     112,000          --            10,000              2,605
                      Officer

      1996            Nicholas Z. Alexander, 61           115,000          --            10,000              8,628
      1995            Senior Vice President,              109,000          --            10,000              4,093
      1994            Secretary and General Counsel       109,000          --            10,000              4,061

      1996            Bryce E. Farmer, 46     <F3>        97,125           --            10,000              318
      1995            Senior Vice President               --               --            --                  --
      1994            Administration                      --               --            --                  --


<F1>   Represents  approximate  amounts  contributed  on  behalf  of  each  such executive  to the  Acceleration  Retirement  Savings and Stock  Ownership
       Plan.

<F2>   Mr.  Friedberg  was appointed  Chairman of the Board and Chief  Executive
       Officer of the Company on May 23, 1995, and was named President in October, 1995. Mr. Coats was appointed Executive Vice President of the Company and President of Acceleration National Insurance Company on May 23, 1995. They served without salary for the first year of employment. In lieu of salary, they were granted stock options for 100,000 shares and 50,000 shares, respectively, of Common Stock, which options vested immediately, become exercisable one year following the date of grant, and lapse five years from the date of grant. As of June 1, 1996, the Compensation Committee of the Board of Directors commenced a compensation arrangement for Mr. Friedberg and Mr. Coats. As part of the arrangement, salary levels were agreed to and Mr. Friedberg was granted an option for 110,000 shares and Mr. Coats was granted an option for 55,000 shares. Except for the exercise price, the terms of the options were the same as the options granted in the previous year.

<F3>   Mr. Farmer commenced employment with the Company on February 5, 1996.


R. Max Williamson relinquished his positions with the Company as of October 15, 1995. However, pursuant to the provisions of his Employment Agreement with the Company, his compensation continued until

February 28, 1997. For the year ended December 31, 1996, Mr. Williamson received total compensation of $226,619.

The following table sets forth information concerning individual grants of options to purchase the Company's Common Stock made to the named executives in 1996:


                                               OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS IN 1996
                                                                                                    Potential Realizable
  Name                        Number of            Percent of                                      Value at Assumed Annual
                              Securities           Total                                             Rates of Stock Price
                              Underlying           Options                                         Appreciation for Option
                              Options/SARs         Granted to      Exercise or                              Term
                              Granted              Employees in    Base Price    Expiration
                              (#)                  Fiscal Year     ($ Sh) <F1>   Date              5% ($)       10% ($)
  Thomas H. Friedberg         110,000              26.7%           $2.50         8/28/01           75,977       167,890
  Douglas J. Coats            55,000               13.3%           $2.50         8/28/01           37,989       83,945
  Larry L. Main               53,728               13.0%           $2.50         8/28/06           15,722       39,844
  Nicholas Z. Alexander       50,255               12.2%           $2.50         8/28/06           15,722       39,844
  Bryce E. Farmer             10,000               2.4%            $2.50         8/28/06           15,722       39,844


<F1>  Market price of the Company's Common Stock on date of grant.


The following table sets forth certain information regarding individual exercises of stock options during 1996 by each of the named executives:

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
     Name                       Shares         Value
                                Acquired on    Realized
                                Exercise       (Mkt. Price
                                (#)            at Exercise      Number of Securities              Value of Unexercised
                                               Less          Underlying Unexercised Options    In-The-Money Options at Fiscal
                                               Exercise         at Fiscal Year End (#)                Year End <F1>
                                               Price)
                                                             Exercisable     Unexercisable     Exercisable     Unexercisable
     Thomas H. Friedberg        100,000        $37,500       5,000           110,000           0               27,500
     Douglas J. Coats           0              N/A           50,000          55,000            31,250          13,750
     Larry L. Main              0              N/A           10,000          53,728            6,250           13,432
     Nicholas Z. Alexander      0              N/A           10,000          50,255            6,250           12,564
     Bryce E. Farmer            0              N/A           --              10,000            0               2,500


<F1>  Intended  to  represent the  amount by  which  the market  price  of the
      Company's Common Stock on December 31, 1996 ($2.75), exceeded the exercise prices of unexercised options on that date.


Beneficial Ownership of Management
----------------------------------
The  following  table  sets  forth  certain  information   regarding  the  named
executive's beneficial ownership of the Common Stock of the Company as of January 31, 1997:

                                                  Shares of Common Stock of
                                                  Company Beneficially Owned
        Title of Class   Name of Officer        Number <F1>   Percent of Class
        Common Stock     Thomas H. Friedberg    265,158          3.1%
        Common Stock     Douglas J. Coats        55,190          *
        Common Stock     Larry L. Main           24,395          *
        Common Stock     Nicholas Z. Alexander   24,844          *
        Common Stock     Bryce E. Farmer          1,115          *


<F1>    The amounts  shown  represent  the total shares  owned  outright by such individuals together with shares which are issuable upon the exercise of all stock options which are currently exercisable. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock option: Mr. Friedberg, 5,000; Mr. Main, 10,000; and Mr. Alexander, 10,000.


*       Less than 1% of outstanding Common Stock.



                             CERTAIN RELATIONSHIPS

Several of the Company's  directors are associated with automobile  dealerships.
These dealerships are master policyholders of the Company and receive commissions from the Company in connection with credit insurance sold by them. All commissions paid to automobile dealerships and agencies associated with the Company's directors are at rates determined on a basis consistent with commissions paid to non-related parties. Total commission on credit insurance business paid to all agencies relating to all directors as a group during the year ended December 31, 1996 was $39,456.

None of the Companys directors whose agencies received commissions in connection with the credit insurance business of the Company exceeded $60,000 in amount of commissions received during the year ended December 31, 1996. An insurance agency of which Robert Betagole is a shareholder, received $1,476,542 through a reinsurance arrangement.

Financial Performance
---------------------
The graph below summarizes the cumulative return experienced by the Company's shareholders compared with the Russell 2,000 and NASDAQ Insurance Stocks.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

                  VS. RUSSELL 2000 AND NASDAQ INSURANCE STOCKS

                     (Performance results through 12/31/96)


Value of Investment ($)


Description of Graph:

      The graph charts the Value of Investment from $0 to $300 for the time period of December 31, 1991 to December 31, 1996 for ACCEL International Corp., Russell 2000 and NASDAQ Insurance. Listed below is the breakdown, by year, for each Company.



                              1991    1992   1993  1994   1995  1996
ACCEL                         $100     $45    $50   $24    $37   $37
Russell 2000                  $100    $119   $141  $139   $178  $207
NASDAQ Insurance Stocks       $100    $135   $145  $136   $194  $221

* $100 invested on 1/1/91 in stock or index - including reinvestment of dividends. Fiscal year ending December 31.

                SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information as of January 31, 1997 (except as otherwise noted) with respect to stockholders known to the Company to be the beneficial owners of more than five percent of any class of the Company's voting securities:

  Title of Class           Name and Address of Beneficial Owner           Amount of Beneficial     Percent of Class
                                                                          Ownership <F1>
  Common Stock             Rhoda L. Chase                                 2,000,000 Shares <F2>    23.2%
                           c/o Chase Enterprises, Inc.
                           One Commercial Plaza
                           Hartford, CT  06103

                           Arnold L. Chase                                1,167,824 Shares <F2>    13.6%
                           Chase Enterprises, Inc.
                           One Commercial Plaza
                           Hartford, CT  06103

                           The Darland Trust                              1,167,824 Shares <F2>    13.6%
                           P.O. Box 472
                           St. Peter's House, Le Bordage
                           St. Peter Port
                           Guernsey GYI6AY
                           Channel Islands

                           Spitzer Profit Sharing and                     712,250 Shares <F3>      8.3%
                           Savings Plan
                           150 E. Bridge Street
                           Elyria, OH 44035


<F1>   Except as otherwise  noted, the Company has no reason to believe that any beneficial owner listed above does not have sole voting and investment power with respect to these shares.

<F2>   As of January 31, 1997. See footnote (6) on page 4 hereof.

<F3>   Spitzer  Profit Sharing and Savings Plan under  agreement  dated December
       31, 1973, is an Employee Benefit Plan, Pension Fund subject to the provisions of the Employee Retirement Income Security Act of 1974.


                 RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

KPMG Peat Marwick LLP has served as the independent auditors for the company for each of the years in the three-year period ended December 31, 1996. In recent years, it has been the practice of the Board of Directors to annually review and select independent auditors for the Company. The Board of Directors intends to continue such practice and to make the selection of independent auditors later in the year. The selection of independent auditors has not therefore been made for the current fiscal year. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting of Stockholders with an opportunity to make a statement and will be available to respond to appropriate questions, if any, of the stockholders of the Company.


                              STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for the Company's 1998 Proxy Statement may do so prior to December 22, 1997 by letter addressed to the Company in care of the Secretary.


                                 OTHER MATTERS

Management does not know of any other business to be presented for consideration at the meeting. If any other business properly comes before the meeting, or any adjournment or adjournments thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary. The 1996 Annual Report to Stockholders is being furnished to stockholders along with this proxy statement.


                                              By Order of the Board of Directors

                                              Nicholas Z. Alexander, Secretary
April 18, 1997

A COPY OF THE COMPANY'S LAST ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST OF A BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING. REQUESTS FOR A COPY OF THE REPORT SHOULD BE DIRECTED TO NICHOLAS Z. ALEXANDER, SECRETARY, ACCEL INTERNATIONAL CORPORATION, 475 METRO PLACE NORTH, SUITE 100, P.O. BOX 7000, DUBLIN, OHIO 43017.

                             [Front of Proxy Card]

                        ACCEL INTERNATIONAL CORPORATION
                             475 Metro Place North
                             Dublin, Ohio   43017

           Proxy                                     THIS PROXY IS SOLICITED
Annual Meeting of Stockholders                      BY THE BOARD OF DIRECTORS
         May 20, 1997                                    OF THE COMPANY

The undersigned hereby appoints Thomas H. Friedberg and Nicholas Z. Alexander as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of ACCEL International Corporation held of record by the undersigned on April 4, 1997 at the Annual Meeting of Stockholders to be held at the Adam's Mark Columbus Hotel, Columbus, Ohio at 10:00 A.M. on May 20, 1997 or at any adjournment thereof.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below   [  ]          WITHHOLD AUTHORITY  [  ]
   (except as marked to the contrary below)      to vote for all listed below

   Robert Betagole         Douglas J. Coats          Richard Desich
   Kermit G. Hicks         John P. Redding           David T. Chase
   Raymond H. Deck         Thomas H. Friedberg       Stephen M. Qua

   (INSTRUCTION:   To withhold  authority to  vote for  any individual,  write that nominee's name in the space provided below.)

      _____________________________________________________________________
                 (Continued and to be signed, on the other side)
-------------------------------------------------------------------------------
                              [Back of Proxy Card]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE. The undersigned acknowledges receipt of this Notice of Annual Meeting of Stockholders to be held on May 20, 1997 and the related Proxy Statement.

                           Please sign below exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Dated______________________________________,  1997

                           __________________________________________________
                           Signature

                           __________________________________________________
                           Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.